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                                                                  EXHIBIT 10.12



DRAWN BY AND RETURN TO:

MOORE & VAN ALLEN, PLLC
NationsBank Corporate Center
100 North Tryon Street, Floor 47
Charlotte, North Carolina 28202-4003
Attention:  Christopher C. Kupec

STATE OF NEW YORK

COUNTY OF SENECA

                        MORTGAGE AND SECURITY AGREEMENT
                      (COLLATERAL IS OR INCLUDES FIXTURES)


         THIS MORTGAGE AND SECURITY AGREEMENT made as of the 28th day of June, 1995 between RIDGEVIEW, INC., a North Carolina corporation having a mailing address of Post Office Box 8, 2101 North Main Street, Newton, North Carolina 28658 ("Mortgagor"), and NATIONSBANK OF GEORGIA, N.A., a national banking association with its principal offices in Atlanta, Georgia ("Mortgagee").

         1. Mortgagor owns one hundred percent (100%) of the stock of Seneca Knitting Mills Corporation. GPM Corporation, the wholly-owned subsidiary of Seneca Knitting Mills Corporation (the "Guarantor"), has entered into a Mortgage and Security Agreement with the Mortgagee dated as of even date herewith (the "GPM Mortgage"). The GPM Mortgage secures the obligations and duties of the Guarantor under that certain Subsidiary Guaranty dated as of even date herewith (the "Guaranty"), which Guaranty secures the same Six Hundred Thirty Five Thousand Dollar ($635,000.00) indebtedness of the Mortgagor secured by this Mortgage.

                              W I T N E S S E T H:

         To secure the payment of the indebtedness of Mortgagor to Mortgagee up to a maximum principal sum of SIX HUNDRED THIRTY FIVE THOUSAND DOLLARS ($635,000.00) lawful money of the United States of America, to be paid with interest and evidenced by promissory notes executed by the Mortgagor in favor of Mortgagee (such promissory notes and all amendments, modifications, renewals or replacements thereof being referred to as the "Note") (said indebtedness, interest and all other sums which may or shall become due hereunder being hereinafter collectively referred to as the "Debt") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor has mortgaged, granted, conveyed, hypothecated and assigned, and by these presents does mortgage, grant a security interest in, grant, hypothecate, convey, and assign unto Mortgagee all right, title and interest of Mortgagor in and to the property described in Schedule A attached hereto (hereinafter referred to as the "Premises") and the buildings and improvements now or hereafter located thereon (hereinafter referred to as the "Improvements");

         TOGETHER WITH all right, title and interest of Mortgagor in and to the following property, rights and interests (the Premises and the Improvements together with such property, rights and





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interests being hereinafter collectively called the "Mortgaged Property");

         (a) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

         (b) all machinery, apparatus, appliances, equipment, fittings, fixtures and other property of every kind and nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter affixed to the Mortgaged Property, or located upon the Mortgaged Property or appurtenant thereto and usable in connection with the present or future operation and occupancy of the Mortgaged Property and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Mortgaged Property, all together with any replacements therefor, additions thereto, or proceeds thereof (hereinafter collectively referred to as the "Equipment");

         (c) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

         (d) all leases and other agreements (including without limitation all utility, management, or similar agreements) affecting the use or occupancy of the Mortgaged Property now or hereafter entered into (hereinafter referred to as the "Leases") and the right to receive and apply the rents, issues and profits of the Mortgaged Property (hereinafter referred to as the "Rents)" to the payment of the Debt;

         (e) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

         (f) all benefits of any deposits or payments heretofore or hereafter made relating to the Mortgaged Property; and

         (g) the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or


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proceeding to protect the interest of Mortgagee in the Mortgaged Property.

         TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of Mortgagee, and its successors and assigns.

         AND Mortgagor covenants with and represents and warrants to Mortgagee as follows:

         1. Payment of Debt. Mortgagor will pay the Debt at the time and in the manner provided for in this Mortgage and the Note and any other instruments evidencing the same.

         2. Warranty of Title. Mortgagor represents and warrants that it is seized of the Premises and Improvements (and any fixtures in fee) (and has title to any appurtenant easements) and has the right to convey the same, that the title to the Premises, the Improvements and the Equipment is free and clear of all encumbrances except for matters shown on the title insurance policy accepted by Mortgagee in connection with this Mortgage (the "Permitted Encumbrances") and that it will warrant and defend the title to such property except for the Permitted Encumbrances against the claims of all persons or parties. As to the balance of the Mortgaged Property, the Leases and the Rents, the Mortgagor represents and warrants that it has title to such property, that it has the right to convey such property and that it will warrant and defend such property against all claims of all persons or parties.

         3. Insurance. Mortgagor (i) will keep the Improvements and the Equipment insured against loss or damage by fire, standard extended coverage perils, flood and such other hazards as Mortgagee shall from time to time require in amounts approved by Mortgagee, which amounts shall in no event be less than the outstanding principal balance of this Mortgage or exceed in the aggregate 100% of the full insurable value of the Improvements and the Equipment and shall be sufficient to meet all applicable co-insurance requirements, (ii) will maintain rental and business interruption insurance and such other forms of insurance coverage with respect to the Mortgaged Property as Mortgagee shall from time to time require in amounts approved by Mortgagee, and (iii) if required by Mortgagee will maintain flood insurance satisfactory to Mortgagee. All policies of insurance (hereinafter referred to as the "Policies") shall be issued by an insurer lawfully doing business in New York and acceptable to Mortgagee, shall contain the standard New York mortgagee non-contribution clause endorsement or an equivalent endorsement satisfactory to Mortgagee naming Mortgagee as its interest may appear as the person to which all payments made by such insurance company shall be paid, and shall provide for thirty days prior notice of cancellation to Mortgagee. Mortgagor shall pay the premiums for the "Policies" as the same become due and payable. On the anniversary date hereof in each year, Mortgagor will assign and deliver a certificate of insurance to Mortgagee. Not




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later than thirty (30) days prior to the expiration date of each of the
Policies Mortgagor will deliver to Mortgagee a renewal policy marked "premium paid" or accompanied by other evidence of payment of premium satisfactory to Mortgagee. If at any time Mortgagee is not in receipt of written evidence that all insurance required hereunder is in force and effect, Mortgagee shall have the right with reasonable notice to Mortgagor to take such action as Mortgagee deems necessary to protect its interest in the Mortgaged Property, including, without limitation, the obtaining of such insurance coverage as Mortgagee in its sole discretion deems appropriate, and all expenses incurred by Mortgagee in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Mortgagor to Mortgagee upon demand.

         If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Mortgagor shall give prompt notice thereof to Mortgagee. Sums paid to Mortgagee by any insurer may be retained and applied by Mortgagee toward payment of the Debt whether or not then due and payable in such priority and proportions as Mortgagee in its discretion shall deem proper or, at the discretion of Mortgagee, the same may be paid, either in whole or in part, to Mortgagor for such purposes as Mortgagee shall designate, including repair and restoration of the Mortgaged Property. The Mortgagor will not adjust and settle any claims under the Policies without the prior written consent of the Mortgagee. If Mortgagee shall receive and retain such insurance proceeds, the lien of this Mortgage shall be reduced only by the amount thereof received and retained by Mortgagee and actually applied by Mortgagee in reduction of the Debt. The provisions of subsection 4 of Section 254 of the Real Property Law of New York covering the insurance of building against loss by fire shall not apply to this Mortgage.

         4. Payment of Taxes, etc. Mortgagor shall pay all taxes, assessments, water rates, sewer rents and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed against the Mortgaged Property (hereinafter referred to as the "Taxes") prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof. Mortgagor shall deliver to Mortgagee, upon request, receipted bills, canceled checks and other evidence satisfactory to Mortgagee evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof. If such evidence of payment is not delivered within ten
(10) days, failure to deliver such proof may be conclusively deemed by Mortgagee to be a default in the payment thereof hereunder and to be a waiver by Mortgagor of any right to assert or plead payment thereof as a defense to or to deprive Mortgagee of any right or remedy hereunder.

         Notwithstanding the above, together with, and in addition to, the monthly payments of principal and interest payable under




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the terms of the Note, the Mortgagor shall, at the option of the holder of this
Mortgage, pay to the Mortgagee on each date when an installment of interest and principal is due and until the indebtedness secured hereby is fully paid, a sum equal to the Taxes plus the premiums that will next become due and payable on the Policies, less all sums already paid therefor divided by the number of mortgage payment dates to elapse before one month prior to the date when such Taxes or premiums on the Policies will become due, such sums to be held by the Mortgagee in escrow, without interest to pay said Taxes before the same become due. Any deficiency in the amount of such aggregate monthly payment shall, unless paid on demand, by the Mortgagor prior to the due date of the next such payment constitute a default under this Mortgage.

         In the event that any such escrow payment due hereunder shall become overdue for a period in excess of ten days, a "late charge" not to exceed an amount equal to six percent (6%) of any escrow payment or payments so overdue may be charged by the holder hereof for the purpose of defraying the expense incident to handling such delinquent escrow payment or payments.

         5. Reimbursement. The Mortgagor agrees that if it shall fail to pay when due any tax, assessment or charge levied or assessed against the Mortgaged Property or any utility charge, whether public or private, or any insurance premium or if it shall fail to procure the insurance coverage and the delivery of the insurance certificates required hereunder, or if it shall fail to pay any other charge or fee described herein, then the Mortgagee, at its option, may pay or procure the same. The Mortgagor will reimburse the Mortgagee upon demand for any sums of money paid by the Mortgagee pursuant to this Section, together with interest on each such payment at the rate set forth in the Note and all such sums and interest thereon shall be secured hereby.

         6. Taxes and Expenses. The Mortgagor will pay or reimburse the Mortgagee for all reasonable attorneys' fees, costs and expenses incurred by the Mortgagee in any action, legal proceedings or dispute of any kind which affects the interest created herein, the Mortgaged Property, the Rents and the Leases, including but not limited to, any foreclosure of this Mortgage, enforcement of payment of the Note, any condemnation action involving the Mortgaged Property or any action to protect the security hereof. Any such amounts paid by the Mortgagee shall be due and payable upon demand and shall be secured hereby.

         7. Condemnation. Notwithstanding any taking by any public or quasi-public governmental body or authority through eminent domain or otherwise, Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Mortgage and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Mortgagee to the discharge of the Debt. Mortgagee may apply any such award or payment to the discharge of the Debt.



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Mortgagee may apply any such priority and proportions as Mortgagee in its discretion shall deem proper. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award or payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Debt, whichever is less. Mortgagor shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Mortgagee and hereby irrevocably authorizes and empowers Mortgagee, in the name of Mortgagor or otherwise to collect and receipt for any such award or payment and to file and prosecute such claim or claims, and although it is hereby expressly agreed that the same shall not be necessary in any event, Mortgagor shall, upon demand of Mortgagee, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Mortgagee, free and clear of any encumbrances of any kind or nature whatsoever.

         8. Leases and Rents. Subject to the terms of this paragraph, Mortgagee shall not exercise any right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants Mortgagor a license to collect the Rents. Mortgagor shall hold the Rents, or an amount sufficient to discharge all current sums due on the debt, in trust of use in payment of the Debt. The license of Mortgagor to collect the Rents shall be automatically terminated and revoked, without the necessity of notice or other action by the Mortgagee, both of which are expressly waived, upon the occurrence of an Event of Default by Mortgagor under the terms of any instrument evidencing the Debt or this Mortgage by giving notice of such revocation to Mortgagor. Following such termination, Mortgagee may collect, retain, and apply the Rents toward payment of the Debt in such priority and proportions as Mortgagee, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property.

         No pledge or assignment of any rents of the Mortgaged Property or any portion thereof, other than any given to Mortgagee is outstanding or in force. Mortgagor will make no such pledge or assignment thereof except with prior written consent of Mortgagee. If any such pledge or assignment is made, the same shall be deemed to be subject hereto and for the use and benefit of Mortgagee.

         Mortgagee shall have all of the rights against tenants of the Mortgaged Property as set forth in section 291-f of the Real Property Law of New York. Mortgagor shall (i) fulfill or perform each and every provision of the Leases on the part of Mortgagor to be fulfilled or performed, and (ii) enforce, short of termination of the Leases, the performance or observance of the provisions thereof by the tenants thereunder. In addition to the rights which Mortgagee may have herein, in the event of any default under this Mortgage, Mortgagee, at its option, may




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require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value of the use and occupation of such part of the Mortgaged Property as may be in possession of Mortgagor. Upon default in any such payment, Mortgagor will vacate and surrender possession of Mortgaged Property to Mortgagee, or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on Mortgagee any of the obligations of the obligations of the lessor under the Leases.

         9. Maintenance of the Mortgaged Property. Mortgagor shall cause the Mortgaged Property to be maintained in good condition and repair and will not commit or suffer to be committed any waste of the Mortgaged Property. Upon any default in doing so to the reasonable satisfaction of Mortgagee after thirty (30) days notice from Mortgagee, Mortgagee at its option may put the Mortgaged Property into reasonable condition and repair, and all sums paid by Mortgagee for such purposes shall, together with interest thereon, be added to the amount secured hereunder and be payable on demand. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment), without the prior written consent of Mortgagee. Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by any casualty (including any casualty for which insurance was not obtained or obtainable) or which may be affected by any proceeding of the character referred to in Section 7 hereof and shall complete and pay for, within a reasonable time, any structure at any time in process of construction or repair on the Premises. If such casualty shall be covered by the Policies or an award or payment made pursuant to
Section 7 hereof, Mortgagor's obligation to repair, replace or rebuild such portion of the Mortgaged Property shall be contingent upon Mortgagee paying Mortgagor the proceeds of the Policies, awards or payments, or such portion thereof as shall be sufficient to complete such repair, replacement or rebuilding, whichever is less. Mortgagor will not, without obtaining the prior consent of the Mortgagee, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof.

         10. Estoppel Certificates. Mortgagor, within ten (10) days after request by Mortgagee and at its expense, will furnish Mortgagee with a statement, duly acknowledged and certified, setting forth the offsets or defenses, if any it may have to the payment of the Debt.

         11. Transfer or Encumbrance of the Mortgaged Property. No part of the Mortgaged Property or any interest therein or legal or equitable title thereto or beneficial use or constructive possession thereof, shall in any matter be further mortgaged, encumbered, sold, transferred, conveyed, or subjected voluntarily or involuntarily, directly or indirectly, to any lien or other


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similar claim, or permitted to be further mortgaged, encumbered, sold, transferred, conveyed, or subjected to any lien without the written consent of Mortgagee. For purposes of this Mortgage, a transfer shall be deemed to have occurred upon (i) any merger, consolidation, or sale of substantially all of the assets of a corporation, or (ii) transfer of any interest in a corporation, or (iii) admission or release of any person as a partner of a partnership or change of controlling shares of a partnership. The provisions of this section shall apply to each and every such further mortgage, encumbrance, sale, transfer, conveyance, or lien regardless of whether or not Mortgagee has consented to, or waived by its action or inaction its rights hereunder with respect to any such previous further mortgage, encumbrance, sale, transfer, conveyance or lien.

         12. Notice. All notices required to be given hereunder shall be in writing and shall be deemed served twenty-four (24) hours after deposit in registered, certified or first-class United States mail, postage prepaid, and addressed to the parties at the following addresses, or such other addresses as may from time to time be designated by written notice given as herein required:

                 to the Mortgagor:

                          Ridgeview, Inc.
                          Post Office Box 8
                          2101 North Main Street
                          Newton, North Carolina 28658
                          Attn:  Mr. Walter Bost

                 to the Mortgagee:

                          NationsBank of Georgia, N.A.
                          c/o NationsBank Business Credit
                          600 Peachtree Street, 13th Floor
                          Atlanta, Georgia  30308

         13. Sale of Mortgaged Property. If this Mortgage is foreclosed, the Mortgaged Property, or any interest therein, may, at the discretion of Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner. It is the intention of the parties that if this Mortgage covers multiple parcels and if Mortgagee so elects, Mortgagee in a foreclosure proceeding or proceedings may sell all or a portion of the parcels in one sale and may sell additional parcels in additional sales without the necessity of bringing further foreclosure actions or obtaining deficiency judgments between sales in order to hold additional sales and apply the proceeds thereof to the Debt. A deficiency judgment may be obtained at the option of the Mortgagee after all or any portion of the properties have been sold, with such judgment taking into account the value of all the properties previously sold, and the period of time for application for a deficiency judgment shall be deemed to run from the date of the sale of the final parcel.




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         14.     Changes in Laws Regarding Taxation.  In the event of the
passage after the date of this Mortgage of any law of the State of New York deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly on this Mortgage, the Note or the Debt, Mortgagee shall have the right, at its option, to declare the Debt due and payable on a date specified in a prior notice to Mortgagor of not less than thirty (30) days.

         15. Offsets, Counterclaims and Defenses. Any assignee of this Mortgage and the instruments evidencing the Debt shall take the same free and clear of all offsets, counterclaims or defense of any nature whatsoever which Mortgagor may have against any assignor of this Mortgage and the Note and no such offset, counterclaim or defense shall be interposed or asserted by Mortgagor in any action or proceeding brought by any such assignee upon this Mortgage and/or the Note and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Mortgagor.

         16. Other Security for the Debt. Mortgagor shall observe and perform all of the terms, covenants and provisions contained in any instruments evidencing the Debt and in all other mortgages and other agreements or documents evidencing, securing or guaranteeing payment of the Debt, in whole or in part, or otherwise executed and delivered in connection with the Note, this Mortgage or the loan evidenced and secured thereby.

         17. Documentary Stamps. If at any time the United States of America, any state thereof or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to any instrument evidencing the Debt or this Mortgage, Mortgagor will pay for the same, with interest and penalties thereon, if any.

         18. Right of Entry. Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times.

         19. Books and Records/Financial Statements. Mortgagor will keep and maintain or will cause to be kept and maintained on a fiscal year basis in accordance with generally accepted accounting practices consistently applied proper and accurate books, records and accounts reflecting all of the financial affairs of Mortgagor and all items of income and expense in connection with the operation of the Mortgaged Property or in connection with any services, equipment or furnishings provided in connection with the operation of the Mortgaged Property, whether such income or expense be realized by Mortgagor or by any other person whatsoever expecting lessees unrelated to and unaffiliated with Mortgagor who have leased from Mortgagor portions of the Mort-



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gaged Property for the purpose of occupying the same.  Mortgagee shall have the right from time to time at all times during normal business hours to examine such books, records and accounts at the office of Mortgagor or other person maintaining such books, records and accounts and to make copies of extracts thereof as Mortgagee shall desire.

         20. Performance of Other Agreements. Mortgagor shall observe and perform each and every term to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

         21. Environmental Assessment. Upon the reasonable request of the Mortgagee, Mortgagor shall provide the Mortgagee (at the Mortgagor's expense) with a current environmental assessment of the Mortgaged Property within a reasonable time after such request. Such assessment shall be in a form reasonably satisfactory to the Mortgagee and from an environmental engineer or consultant satisfactory to the Mortgagee. If the Mortgagee requests any such environmental assessment on account of a directive received by any governmental agency having regulatory authority over the Mortgagee, the Mortgagor agrees that such request shall be deemed to be reasonable.

         22. Appraisal. Upon the reasonable request of the Mortgagee, provide the Mortagee (at the Mortgagor's expense) with a current appraisal of the Property within a reasonable time after such request. Such appraisal shall be by a qualified appraiser reasonably satisfactory to the Mortgagee and must be reasonably satisfactory to the Mortgagee in form and substance. If the Mortgagee requests any such appraisal on account of a directive received by any governmental agency having regulatory authority over the Mortgagee, the Mortgagor agrees that such request shall be deemed to be reasonable.

         23. Defaults. The Debt together with any amount which may become due because of prepayment shall become due upon the occurrence of any one of the following events or conditions described below (each individually, an "Event of Default"):

                 (a) failure to pay when due any installment of principal or interest due on the Note or any other portion of the Debt within five (5) days after the same is due;

                 (b) if Mortgagor shall fail to pay within ten (10) days of notice and demand by Mortgagee, any installment of any assessment against the Mortgaged Property for local improvements heretofore or hereafter laid, which assessment is or may become payable in annual or periodic installments and is or may become a lien on the Mortgaged Property, notwithstanding the fact that such installment may not be due and payable at the time of such notice and demand;



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

                 (c) if any Federal tax lien is filed against Mortgagor and/or the Mortgaged Property;

                 (d) if without the consent of Mortgagee any part of the Mortgaged Property or any interest therein is in any manner further mortgaged, encumbered, sold, transferred, conveyed or subjected to a lien, or if any Improvement or the Equipment (except for normal replacement of the Equipment) is removed, demolished or materially altered, or if the Mortgaged Property is not kept in good condition and repair or if any material portion of the Mortgaged Property is taken by any public or quasi-public governmental body or authority through eminent domain or otherwise;

                 (e) if the Policies are not kept in full force and effect, or if the certificates of insurance are not delivered to Mortgagee upon request;

                 (f) if without the consent of Mortgagee any Leases, rental agreements, sales contracts, management contracts, franchise agreements, technical service agreements or other contracts or agreements affecting the Mortgaged Property are made, canceled, terminated, altered, breached or modified (other than in the ordinary course of business), or if any portion of the Rents is paid for a period of more than one (1) month in advance or if any of the Rents are assigned to anyone other than Mortgagee;

                 (g)      (i)     if any representation or warranty of
         Mortgagor, or of any person guaranteeing payment of the Debt or any portion thereof (hereinafter referred to as the "Guarantor") or (ii) performance by Mortgagor of any of the terms of this Mortgage made herein or in any such guaranty, or in any certificate, report, financial statement or other instrument furnished in connection with the making of any instrument evidencing the Debt, this Mortgage, or any such guaranty, shall prove false or misleading in any material respect;

                 (h) if Mortgagor or other person shall be in default under any instrument evidencing the Debt or under any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt, in whole or in part, or otherwise executed and delivered in connection with any instrument evidencing the Debt, this Mortgage or the loan evidenced and secured thereby, or if Mortgagor or any Guarantor shall be in default under any other note, agreement, guaranty, or document between Mortgagor or any Guarantor and Mortgagee;

                 (i) failure to comply with any of the terms, covenants or conditions of the Note, the Mortgage or loan document executed in connection with the Debt;




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

                 (j) if the Mortgaged Property shall become subject (i) to any tax lien, or (ii) to any mechanic's, materialman's or other lien; or

                 (k)      liquidation or dissolution of Mortgagor;

                 (l) if Mortgagor or any Guarantor shall make an assignment for the benefit of creditors;

                 (m) if a court of competent jurisdiction enters a decree or order for relief with respect to Mortgagor or any Guarantor under the United States Bankruptcy Code as now constituted or hereafter amended or under any other applicable federal or state bankruptcy law or other similar law, or if such court enters a decree or order appointing a receiver, liquidator, assignee, trustee sequestrator (or similar official) of Mortgagor or any guarantor, or of any substantial part of their respective properties, or if such court decrees or orders the winding up or liquidation of the affairs of Mortgagor or any Guarantor;

                 (n) if Mortgagor or any Guarantor files a petition or answer or consent seeking relief under the United States Bankruptcy Code as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy law or other similar law, or if Mortgagor or any Guarantor consents to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Mortgagor or any Guarantor, or of any substantial part of their respective properties, or if Mortgagor or any Guarantor fails generally to pay their respective debts as such debts become due, or if Mortgagor or any Guarantor takes any action in furtherance of any action described in this subparagraph (n);

                 (o) if there is any legal or equitable transfer of ownership of any kind of the Mortgaged Property or any change in the membership or control of the Mortgagor, except as may be approved in writing in advance by the Mortgagee in its sole discretion; or

                 (p) any suit or combination of suits shall be filed against Mortgagor, which in the reasonable judgment of the Mortgagee has a substantial likelihood of being determined adversely, and which if determined adversely, could reasonably be expected substantially to impair the ability of Mortgagor to perform each and every one of their respective obligations under the Mortgage, the Note or any other document in connection with the indebtedness secured hereby.

         24. Rights and Remedies Upon Default. Upon the occurrence of any "Event of Default" hereunder, the Mortgagee may, at its option, exercise any one or more of the following rights and remedies:

                 (a) Right to Take Possession of Mortgaged Property. The Mortgagor agrees to surrender possession of the Mortgaged Property to the Mortgagee upon demand, and the Mortgagee shall thereupon have the right to enter and take possession of the Mortgaged Property, to let the Premises, the Improvements, the Equipment, or any part thereof, to collect all Rents, Rental Insurance Proceeds and Business Interruption Insurance Proceeds and to apply the same on account of the Debt, whether then matured or not, after payment of all proper costs, charges and expenses, including, but not limited to, (i) impositions,
         (ii) any premiums for fire, public liability and other insurance coverage affecting the Premises, the Improvements, the Equipment or any part thereof and (iii) any and all other costs, charges and expenses which it may be necessary or advisable for the Mortgagee to pay in the management, operation and maintenance of the Premises, the Improvements, the Equipment or any part thereof, including, but not limited to, the cost of making repairs, alterations, and tenant improvements, commissions for renting the Premises, the Improvements, the Equipment, or any part thereof and legal expenses incurred in enforcing claims, preparing papers or any other services that may be required, or otherwise as a court of competent jurisdiction may direct. After taking possession of the Mortgaged Property, the Mortgagee may dispossess, by summary proceedings or otherwise, any tenants, subtenants or occupants of the Premises, the Improvements or any part thereof then or thereafter in default in the payment of any Rent, and the Mortgagor hereby irrevocably appoints the Mortgagee its agent and attorney-in-fact (which agency shall be deemed to be coupled with an interest), with full power of substitution, for such purpose. In the event that the Mortgagor is then an occupant of the Premises, the Improvements or any part thereof, it agrees to surrender possession thereof to the Mortgagee upon demand, and if the Mortgagor remains in possession thereof after such demand, such possession shall be as tenant of the Mortgagor, and the Mortgagor agrees to pay monthly in advance to the Mortgagee such rent for the Premises, the Improvements or any part thereof so occupied as the Mortgagee may reasonably demand, and in default of so doing, the Mortgagor may also be dispossessed by summary proceedings or otherwise.

                 (b) Right to Foreclosing Mortgage. The Mortgagee may foreclose this Mortgage and sell, if permitted by law, or petition to be sold, the Premises in one parcel or in such parcels, manner or order as a court of competent jurisdiction may direct. If permitted by law, Mortgagee may foreclose this Mortgage for any portion of the Debt or any other sums secured hereby which are then due and payable, subject to the continuing lien of this Mortgage for the balance of the Debt not then due. If any real property transfer tax or real property transfer gains tax shall be due and payable upon the conveyance of the Premises pursuant to a judicial sale in any action, suit or proceeding brought to foreclose this Mortgage or by deed in lieu of foreclosure, the Mortgagor will pay or cause the same to be paid. In the event that the Mortgagor fails to pay any such tax within 20 days after notice and demand for payment is given by the Mortgagee, the Mortgagee is hereby authorized to pay the same, and any amount thereof so paid by the Mortgagee, together with all costs and expenses incurred by the Mortgagee in connection with such payment, including, but not limited to, reasonable attorneys' fees and disbursements, and interest on all such amounts, costs and expenses at the rate of five percent (5%) per annum in excess of the interest rate specified with respect to the Debt, but in no event in excess of the maximum interest rate permitted by law, shall be paid by the Mortgagor to the Mortgagee on demand. Until paid by the Mortgagor, all such amounts, costs and expenses, together with interest thereon, shall be secured by this Mortgage and may be added to the judgment in any suit brought by the Mortgagee against the Mortgagor hereon.

                 (c) Right to Appointment of Receiver. In any action to foreclose this Mortgage, the Mortgagee shall be entitled, without notice, without regard to the adequacy of any security for the indebtedness secured hereby and without regard to the solvency of any person, firm or corporation who is or may become liable for the payment of all or any part of the Debt secured hereby, to have a receiver appointed with all the rights and powers permitted under the laws of the State of New York. In addition, the receiver shall be entitled to take any and all action necessary or deemed advisable to let the Mortgaged Property, including, without limitation, making improvements or tenant improvements and adding the cost of same to the Debt secured hereby. In the event that a receiver of the Premises is appointed hereunder, such receiver shall also have and may enforce all of the rights and remedies of the Mortgagee under subparagraph (a) hereof.

                 (d) Additional Rights and Remedies. The rights and remedies of the Mortgagee hereunder shall be in addition to its rights and remedies under the laws of the State of New York, including without limitation its rights and remedies under Section 254 of the Real Property Law. Nothing contained in this Mortgage shall be construed as requiring the Mortgagee to pursue any particular right or remedy for the purpose of procuring the satisfaction of the obligations and Debt secured hereby, and the Mortgagee may exercise any or all of its rights and remedies under this Mortgage, the instruments evidencing the Debt, or otherwise provided by law, in its sole discretion. No failure of the Mortgagee to insist upon strict performance by the Mortgagor of any of its covenants or obligations under this Mortgage or the instruments evidencing the Debt, and no delay by the Mortgagee in exercising any of its rights or remedies hereunder, thereunder or otherwise provided by law, shall be deemed to be a waiver of such covenants or obligations or to preclude the exercise of such rights or remedies, and the Mortgagee, notwithstanding any such failure or delay, shall have the right thereafter to insist upon the strict performance by the Mortgagor of any and all of its covenants and obligations under this Mortgage and the instrument evidencing the Debt, and to exercise any and all of its rights and remedies hereunder, thereunder or otherwise provided by law.

         25. Right to Cure Defaults/Costs of Collection. If default in the performance of any of the covenants of Mortgagor herein occurs, the Mortgagee may, at its discretion, remedy the same and for such purpose shall have the right to enter upon the Mortgaged Property or any portion thereof without thereby becoming liable to Mortgagor or any person in possession thereof holding under Mortgagor. If Mortgagee shall remedy such a default or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt (including without limitation taking possession, monitoring, appointing a receiver, or collecting rents), the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph, shall be paid by Mortgagor to Mortgagee upon demand. All such costs and expenses incurred by Mortgagee in remedying such default or in appearing in, defending, or bringing any such action or proceeding, or in taking any other action shall be paid by Mortgagor to Mortgagee upon demand, with interest at the rate of interest in effect on the Debt immediately before said default, for the period after notice from Mortgagee that such costs or expenses were incurred to the date of payment to Mortgagee. All such costs and expenses incurred by Mortgagee pursuant to the terms of this Mortgage, with interest, shall be secured by this Mortgage.

         26. Late Payment Charge. If any portion of the Debt is not paid within five (5) days after the date on which it is due, Mortgagor shall pay to Mortgagee upon demand a late payment charge of ten percent (10%) of such unpaid portion of the Debt to defray the expense incurred by Mortgagee in handling and processing such delinquent payment, and such amount shall be secured by this Mortgage.

         27. Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligation to pay the Debt at the time and in the manner required by reason of
(i) failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of any instrument evidencing the Debt or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Debt or (iii) any agreement or stipulation between Mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of any instrument evidencing the Debt, this Mortgage or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, without first having obtained the consent of Mortgagor, and in the latter event, Mortgagor shall continue to be obligated to pay the Debt at the time and in the manner provided in any instrument evidencing the Debt and this Mortgage, as so extended, modified and supplemented, unless expressly released and discharged by Mortgagee.
Regardless of consideration, Mortgagee may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment or otherwise modify the terms of any instrument evidencing the Debt and/or this Mortgage, including, without limitation, a modification of the interest rate payable on the principal balance of any instrument evidencing the Debt, without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner and Mortgagee, in its discretion, may elect. Mortgagor's obligation shall not be impaired or altered by the taking of any other or additional security for or guarantee of the Debt or any part thereof, or by the failure to hold, protect, or realize upon any other additional security or guarantee, or by the release of same. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law. The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

         28. Prepayment After Event of Default. Upon the occurrence of an Event of Default under this Mortgage and if by reason thereof the Mortgagee elects to declare the entire principal balance of the Debt to be immediately due and payable, or if an action is commenced for the foreclosure of this Mortgage, then in such event the prepayment consideration herein provided for shall become due and payable on the date of such election in the same manner as though the Mortgagor had exercised such right of prepayment as herein set forth. If any such event occurs prior to the earliest date upon which the Mortgagor has a right of prepayment, then in such event the prepayment consideration applicable upon the earliest date on which the Mortgagor had such right of prepayment shall apply and Mortgagor also shall pay to Mortgagee a sum equal to interest which would have accrued on the principal balance of the Debt at the rate specified in the instrument evidencing the Debt from the date of payment to the end of the period during which prepayment is prohibited. The amount of such prepayment consideration computed on the principal balance as of the date aforesaid, shall be added to and secured by this Mortgage and shall be recoverable by the Mortgagee in the same manner as the principal balance of the Debt and in addition thereto, in any action brought for the foreclosure of the Mortgage.

         29. Liability. If Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

         30. Construction. The terms of the Mortgage shall be construed in accordance with the laws of the State of New York.

         31. Security Agreement. This Mortgage constitutes both a real property mortgage and a "security agreement", within the meaning of the New York Uniform Commercial Code, and the Mortgaged Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted to Mortgagee, as security for the Debt, a security interest in the Equipment and all other personal property identified in clauses (a) through (g) of the granting clauses (the "Personalty"). If Mortgagor shall default under any instrument evidencing the Debt or this Mortgage, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the New York Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Equipment or any part thereof or the Personalty or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Equipment and Personalty. Upon request or demand of Mortgagee, Mortgagor shall at its expense assemble the Equipment and Personalty and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Mortgagee in protecting its interest in the Equipment and Personalty and in enforcing its rights hereunder with respect to the Equipment and Personalty. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Equipment or Personalty sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute reasonable notice to Mortgagor. The proceeds of any disposition of the Equipment or Personalty, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper.

         32. Further Acts, etc. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notice of assignment, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and right hereby mortgaged or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

         33. Headings, etc. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or interest of the provisions hereof.

         34. Filing/Recording of Mortgage, etc. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Mortgagee in the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgement of this Mortgage, any mortgage supplemental hereof, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all Federal, state, and county and municipal taxes, duties, impost, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereof, any security instrument and with respect to the Mortgaged Property or any instrument of further assurance. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

         35. Usury Laws. This Mortgage and any instrument evidencing the Debt are subject to the express condition that at no time shall Mortgagor be obligated or required to pay interest on the principal balance due at a rate which could subject the holder of any instrument evidencing the Debt to either civil or criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by law to contract or agree to pay. If by the terms of the Mortgage or any instrument evidencing the Debt, Mortgagor is at any time required or obligated to pay interest on the principal balance due under any instrument evidencing the Debt at the rate in excess of such maximum rate, the rate of interest under any instrument evidencing the Debt shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of any instrument evidencing the Debt.

         36. Sole Discretion of Mortgagee. Wherever pursuant to this Mortgage, Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive.

         37. Recovery of Sums Required To Be Paid. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

         38. Marshalling. Mortgagor waives and releases any right to have the Mortgaged Property marshalled.

         39. Authority. Mortgagor has full power, authority and legal right to execute this Mortgage and to mortgage, give, grant, bargain, sell, convey, hypothecate, confirm and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed. If Mortgagor is a corporation or a partnership, the execution and delivery of the Mortgage has been duly authorized by all necessary persons.

         40. Actions and Proceedings. Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding that it, in its discretion, feels should be brought to protect its interest in the Mortgaged Property.

         41. Inapplicable Provisions. If any term, covenant or condition of this Mortgage shall be held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

         42. Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         43. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, (i) words used in this Mortgage shall be used interchangeably in singular or plural form,
(ii) the word "Mortgagor" shall mean "each Mortgagor and/or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein or any of its or their heirs, representatives, successors, agents or assigns", the word "Mortgagee" shall mean "Mortgagee or any subsequent holder of any evidence of indebtedness secured by this Mortgage or any of its successors, assigns, agents, or representatives", (iii) the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, (iv) the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein, and (v) the word "Debt" shall mean all sums secured by this Mortgage. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         44. Waiver of Notice. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgagee does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

         45. No Oral Change. This Mortgage may not be modified, amended, changed, discharged or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, change, discharge or termination is sought.

         46. Business Days. If any payment or obligation hereunder becomes due on a Saturday, Sunday, or other holiday on which banks doing business in the State of New York are authorized to close, the due date for payment or performance is extended to the next succeeding business day, but any interest and fees shall be calculated based upon the time of actual payment or performance.

         47. Set Off. Mortgagee may set off toward payment of any obligation secured hereby any indebtedness due or to become due from Mortgagee to Mortgagor and any moneys or other property of Mortgagor in possession of Mortgagee at any time.

         48. Article 31-B. In the event of and in connection with any foreclosure action commenced under this Mortgage or the taking of a deed in lieu of foreclosure, Mortgagor hereby appoints Mortgagee and the holders from time to time of this Mortgage as its attorneys-in-fact for the purpose of prepaying, executing and filing, on behalf of the Mortgagor, any forms, affidavits or returns that may be required by Article 31-B of the New York Tax Law and any regulations promulgated thereunder as the same may be amended from time to time.

         49. Environmental Matters. The Mortgagor represents and warrants that (i) Mortgagor has not, and (ii) to the best of Mortgagor's knowledge no third party has disposed of Hazardous Materials on, under or about the Mortgaged Property in such a manner as would give rise to a liability which would have a material adverse effect on the Mortgagor, and that to the best of the Mortgagor's knowledge, to the extent that the Mortgagor generated, stored or transported Hazardous Materials, such activities were done in such a manner as would not give rise to a liability for failure to comply with any applicable federal, state and local laws, ordinances and regulations which would have a material adverse effect on the Mortgagor. For purposes hereof, "Hazardous Materials" shall be defined as "hazardous substances" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.; Hazardous Materials Transportation Act, as amended, 49 U.S.C. Section 1801 et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq.; Articles 15 and 27 of the New York State Environmental Conservation Law and those substances defined as "hazardous substances or wastes" in any state or local laws, rules or regulations applicable to the Mortgagor.

         The Mortgagor covenants that it will (i) comply with or contest in good faith all statutes and governmental regulations, specifically including without limitation all federal, state and local environmental laws, rules and regulations, the noncompliance with which would have a material adverse effect on the financial condition of the Mortgagor; and (ii) pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, might become a lien against any of its properties except liabilities being contested in good faith and against which, if reasonably requested by the Mortgagee, reserves satisfactory to the Mortgagee will be established;

         The Mortgagor covenants and agrees that it will (i) conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials on, from, or affecting the Mortgaged Property (A) in accordance with all applicable federal, state, and local laws, regulations, rules, and policies, (B) to the reasonable satisfaction of the Mortgagee, and (C) in accordance with the orders and directives of all federal, state and local governmental authorities, and (ii) defend, indemnify, and hold harmless the Mortgagee, its employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses (including, without limit, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to (A) the presence, disposal, release, or threatened release of any Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (C) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, and/or (D) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of the Lender, which are based upon or in any way related to such Hazardous Materials; provided, however, the foregoing indemnity shall not be applicable to liabilities incurred by the Mortgagee as a result of the Mortgagee's actions.

         50. Compliance with Laws and Ordinances. Mortgagor shall comply, and shall cause all tenants, subtenants and occupants of the Mortgaged Property to comply, with all laws and ordinances relating to the use or occupancy of the Mortgaged Property and with all requirements, orders and notices of violation thereof issued by any government or department or agency thereof having apparent jurisdiction.

         IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage the day and year first above written.


                                        MORTGAGOR:

                                        RIDGEVIEW, INC., a North
                                        Carolina corporation


                                        By: /s/ Hugh R. Gaither
                                           ----------------------------------
                                        Name: Hugh R. Gaither
                                             --------------------------------
                                        Title: President
                                              -------------------------------



STATE OF NEW YORK         )
COUNTY OF ONONDAGA        )       ss:

         On this 28th day of June, 1995, before me personally came Hugh R. Gaither, to me known, who, being by me duly sworn, did depose and say that he resides in North Carolina, that he is the President of RIDGEVIEW, INC., North Carolina corporation, the corporation described in and which executed the foregoing instrument, and he signed his name thereto by order of the Board of Directors of said corporation.


                                               /s/ Patricia Fitzsimmons
                                            -------------------------------
                                                      Notary Public

















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